Exhibit 10.24

EXECUTION VERSION

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is made and entered into as of January 29, 2018 by and among Spotify Technology S.A., a limited liability company (société anonyme) incorporated under the laws of Luxembourg, having its registered office at 42-44, avenue de la Gare, L-1610 Luxembourg and registered with the Luxembourg Trade and Companies’ Register under number B123052 (the “Company”), and the entities listed on the schedules “A” attached to this Agreement (collectively, “Schedule A”; the Schedule A pertaining to each individual Noteholder is referred to herein as the “applicable Schedule A”) (the “Noteholders”). The Company and the Noteholders are sometimes collectively referred to in this Agreement as the “Parties” and individually as a “Party.”

WHEREAS, each Noteholder currently is the record and beneficial owner of Convertible Senior Notes due April 1, 2021 issued by the Company pursuant to that certain Note Purchase Agreement, dated March 26, 2016 (the “Purchase Agreement”), and identified on such Noteholder’s applicable Schedule A (the “Notes”);

WHEREAS, each Noteholder wishes to exchange all of such Noteholder’s Notes (the “Exchanged Notes”) for the number of ordinary shares of the Company’s common stock, par value €0.025 per ordinary share (the “Common Stock”), set forth on such Noteholder’s applicable Schedule A (the aggregate amount of such Common Stock of such Noteholder being referred to in this Agreement as the “Exchange Shares”); and

WHEREAS, the Company wishes to issue the Exchange Shares to the Noteholders in exchange for the Exchanged Notes upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the Parties agree as follows:

SECTION 1. Exchanges of Notes.

1.1 The Exchanges. On and subject to the terms and conditions set forth in this Agreement, on the Closing Date (as defined below), each Noteholder will deliver all of such Noteholder’s Notes as referred to on such Noteholder’s applicable Schedule A to the Company and the Company will simultaneously cancel such Exchanged Notes and, in exchange and as full consideration for such Exchanged Notes, issue to such Noteholder the Exchange Shares as referenced on such Noteholder’s applicable Schedule A (the “Transactions”).

1.2 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place on January 31, 2018 New York time, or such other date, if any, as is mutually agreed to by the Parties (the “Closing Date”) at the offices of Latham & Watkins LLP, 885 Third Avenue, New York, New York 10022. On the Closing Date:

(a) each Noteholder will deliver to the Company such Noteholder’s cancelled Notes; and

(b) upon delivery of such Notes, the Company will deliver to such Noteholder the applicable Exchange Shares via book-entry.

SECTION 2. Representations and Warranties of the Company. The Company represents and warrants to each Noteholder that the following statements are true and correct:

2.1 Organization; Requisite Authority. The Company is a corporation duly organized and validly existing under the laws of Luxembourg. The Company possesses all requisite power and authority necessary to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions.

2.2 Authorization. The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by all necessary company action on the part of the Company, and no other company action on the part of the Company is required to authorize its execution, delivery and performance hereof, or its consummation of the Transactions. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement is a valid and binding obligation of each of the other Parties hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent enforcement may be subject to (i) applicable bankruptcy (faillite), insolvency (liquidation volontaire ou judiciaire), fraudulent conveyance, reorganization, moratorium (sursis de paiement) and other similar Laws affecting enforcement of creditors’ rights generally and (ii) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at Law).

2.3 No Violation, Consents and Approvals. (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company and the consummation of the Transactions will not, (i) conflict with or violate the organizational documents of the Company, (ii) conflict with or violate any laws applicable to the Company or by or to which any of its properties or assets are bound or subject, or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would constitute a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the material properties or assets of the Company under, any material bond, note, mortgage, deed of trust, lease, commitment, obligation, understanding, arrangement, indenture, other evidence of indebtedness, guarantee, license, agreement or other contract or instrument (“Contract”) to which the Company is a party or by or to which the Company or any of its properties or assets are bound or subject, in each case that would, individually or in the aggregate, reasonably be expected to materially impair the Company’s ability to perform its obligations hereunder or to consummate the Transactions.

(b) Assuming the representations and warranties of each Noteholder set forth in Section 3.2 and Section 3.3 are true and correct, the execution and delivery of this Agreement by the Company does not, and the performance by the Company of this Agreement and the consummation of the Transactions will not, require the Company to make any filing with, obtain any permit, authorization, consent or approval of, or given any notice to (“Consents”), any court, tribunal, legislative, executive or regulatory authority or agency (a “Governmental Authority”), or any third party except for (i) such consents, approvals or notices which would not, individually or in the aggregate, reasonably be expected to materially impair the Company’s ability to perform its obligations hereunder or to consummate the Transactions and (ii) such consents, approvals or notices which have been or will be obtained prior to the Closing Date.

2.4 Validity of Shares. When issued and delivered in accordance with this Agreement, the Exchange Shares to be delivered under this Agreement (i) will have been duly authorized by all necessary corporate action of the Company and will be validly issued, fully paid and nonassessable, (ii) assuming the accuracy of the representations and warranties of each Noteholder in Section 3 below, be freely tradeable and not subject to any transfer restrictions (subject to the requirements of the Securities Act (as defined below) and the rules and regulations thereunder), and (iii) and upon the occurrence of the Closing hereunder, each Noteholder shall acquire sole beneficial ownership of the applicable Exchange Shares as set forth on such Noteholder’s applicable Schedule A, free and clear of all Liens. The Exchange Shares are being exchanged for the Exchanged Notes pursuant to, and in compliance with, Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

2.5 Broker’s Fees. The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any brokers’ or finders’ fee or any other commission or similar fee in connection with any of the Transactions.

SECTION 3. Representations and Warranties of each Noteholder. Each Noteholder, severally and not jointly, represents and warrants to the Company that the following statements are true and correct:

3.1 Organization. Such Noteholder is an entity duly formed, validly existing and in good standing under the laws of jurisdiction of organization, and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions.

3.2 Authorization.

(a) The execution, delivery and performance of this Agreement and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of such Noteholder, and no other limited partnership action on the part of such Noteholder is required to authorize its execution, delivery and performance hereof, and the consummation of the Transactions. This Agreement has been duly executed and delivered by such Noteholder and, assuming that this Agreement is a valid and binding obligation of each of the other parties hereto, constitutes the legal, valid and binding obligation of such Noteholder, enforceable against such Noteholder in accordance with its terms, except to the extent enforcement may be subject to (a) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws affecting enforcement of creditors’ rights generally and (b) equitable limitations on the availability of specific remedies (whether considered in a proceeding in equity or at Law).

3.3 No Violation, Consents and Approvals. (a) The execution and delivery of this Agreement by such Noteholder does not, and the performance of this Agreement by such Noteholder and the consummation of the Transactions will not, (i) conflict with or violate the organizational documents of such Noteholder, (ii) conflict with or violate any Laws applicable to such Noteholder or by or to which any of its properties or assets are bound or subject, or (iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would constitute a material default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a Lien on any of the material properties or assets of such Noteholder under, any material Contract to which such Noteholder is a party or by or to which such Noteholder or any of its properties or assets are bound or subject, in each case that would materially impair such Noteholder’s ability to perform its obligations hereunder or to consummate the Transactions.

(b) Assuming the representations and warranties of the Company set forth in Section 2.2 and Section 2.3 are true and correct, the execution and delivery of this Agreement by such Noteholder does not, and the performance by such Noteholder of this Agreement and the consummation of the Transactions will not, require such Noteholder to obtain any Consents from any Governmental Authority or any third party.

3.4 Ownership. Such Noteholder is the record and beneficial owner of the aggregate principal amount of the Notes as set forth on such Noteholder’s applicable Schedule A, and has good and valid title to such aggregate principal amount of the Notes, free and clear of all Liens. At the Closing, such Noteholder will transfer to the Company good and valid title to the Notes as set forth on such Noteholder’s applicable Schedule A, free and clear of all Liens (other than Liens created by or resulting from action of the Company).

3.5 Nature of Investment.

(a) Such Noteholder is an “accredited investor” as defined in Rule 501(a) under the Securities Act and the rules and regulations promulgated thereunder. Such Noteholder, either alone or together with its representatives, have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the investment in the Exchange Shares and have so evaluated the merits and risks of such investment. Such Noteholder is able to bear the economic risk of an investment in the Exchange Shares and, at the present time, is able to afford a complete loss of such investment.

(b) Such Noteholder is not an “affiliate” of the Company (as such term is defined under Rule 144(a)(1) of the Securities Act) and has not been for the past 90 days.

(c) Such Noteholder is not purchasing the Exchange Shares as a result of any advertisement, article, notice or other communication regarding the Exchange Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(d) Such Noteholder understands and acknowledges that (i) the Exchange Shares are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Noteholder hereby consents to such reliance, and (iii) the Exchange Shares are “restricted securities” for purposes of the Securities Act and rules thereunder and may not be resold without registration under the Securities Act or an exemption therefrom, and the certificates representing such shares will bear a restrictive legend to such effect.

3.6 Broker’s Fees. Neither such Noteholder nor any of its officers or directors or persons serving in a similar capacity has retained or authorized any investment banker, broker, finder or other intermediary to act on behalf of such Noteholder or incurred any liability for any banker’s, broker’s or finder’s fees or commissions in connection with the Transactions.

SECTION 4. Conditions Precedent to the Company’s Obligations. The obligation of the Company to consummate the Transactions is subject to the satisfaction at or prior to the Closing of the following conditions (unless waived by the Company):

4.1 Representations and Warranties. The representations and warranties of each Noteholder contained in Section 3 that are qualified as to materiality shall be true and correct in all respects, and such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date when made and at and as of the Closing Date, as though such representations and warranties were made at and as of such date.

4.2 Performance. Each Noteholder shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by such Noteholder on or prior to the Closing Date.

4.3 Tax Information. Each Noteholder will provide the Company two duly completed Internal Revenue Service Form W-9 or appropriate Internal Revenue Service Form W-8, as applicable, together with any required attachments.

4.4 Officer’s Certificate. Each Noteholder shall have furnished or caused to be furnished to the Company at the Closing Date a certificate of a duly authorized representative of such Noteholder reasonably satisfactory to the Company as to the matters set forth in Sections 4.1 and 4.2.

SECTION 5. Conditions Precedent to each Noteholder’s Obligations. The obligation of each Noteholder to consummate the Transactions is subject to the satisfaction at or prior to the Closing of the following conditions (unless waived by such Noteholder):

5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 that are qualified as to materiality shall be true and correct in all respects, and such representations and warranties that are not so qualified shall be true and correct in all material respects, in each case, as of the date when made and at and as of the Closing Date, as though such representations and warranties were made at and as of such date.

5.2 Performance. The Company shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by the Company on or prior to the Closing Date.

5.3 Officer’s Certificate. The Company shall have furnished or caused to be furnished to each Noteholder at the Closing Date a certificate of a duly authorized representative of the Company reasonably satisfactory to such Noteholder as to the matters set forth in Sections 5.1 and 5.2.

SECTION 6. Termination.

6.1 Termination. As to each Noteholder, this Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by mutual written agreement of the Company and such Noteholder.

6.2 Effect of Termination. In the event of the termination of this Agreement in accordance with Section 6.1 hereof, this Agreement shall thereafter become void and have no effect and the Transactions shall be abandoned, and no Party hereto shall have any liability to the other Party hereto or their respective affiliates, directors, officers or employees, except for the obligations of the Parties hereto contained in this Section 6.2 and the provisions of Section 7.7, 7.13, 7.14, 7.15, 7.16 and 7.17 and except that nothing herein will limit or restrict the rights or remedies of any Party hereto against the other Parties for any willful and material breach of this Agreement arising prior to termination.

SECTION 7. Miscellaneous.

7.1 Unwind. The Company agrees with each Noteholder to use its best efforts to effectuate a listing of its ordinary shares, without any underwritten public offering, on an internationally recognized stock exchange or similar market place of recognized national standing (the “Direct Listing”) on or prior to July 2, 2018 (the “Effectiveness Deadline”). If the Company fails to effectuate a Direct Listing on or prior to the Effectiveness Deadline, the Company agrees to offer (the “Offer”) to each Noteholder, by the third business day after the Effectiveness Deadline, the option to have the Company purchase the Exchange Shares through the issuance of a note to each Noteholder which is in all material respects identical to the Note issued to such Noteholder on April 1, 2016 (the “New Note”). The Offer will remain open to each Noteholder for 20 business days from the date of the Offer and will provide that the Original Principal Amount (as defined in the Note) of the New Note will be equal to $2,732.78 times the number of Exchange Shares such Noteholder elects to exchange (subject to adjustment based on a subdivision or split of shares of Common Stock, or a combination of shares of Common Stock through a reverse split or other similar actions). Interest on the New Note will accrue from and including January 31, 2018 in accordance with the interest provisions of the Note. The Offer will be subject to, and conditional upon, each Noteholder entering into an exchange agreement with the Company with representations and warranties in substantially the same form as the representations and warranties in this Agreement.

7.2 Shareholder Register. Following the Closing, the Company covenants and agrees to deliver to each Noteholder, upon written request, an excerpt from the shareholders’ register of the Company evidencing the registration of such Noteholder’s ownership of the Exchange Shares, duly certified by the Company.

7.3 Reasonable Best Efforts. Upon the terms and subject to the conditions of this Agreement, each of the Parties agree to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws to consummate and make effective the Transactions as promptly as practicable.

7.4 Further Assurances. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement or the Transactions, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may reasonably request, at the requesting Party’s expense.

7.5 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

7.6 Counterparts. This Agreement may be executed in one or more counterparts (including by means of e-mail), each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

7.7 Descriptive Headings; Interpretation.

(a) The heading references herein and in the table of contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(b) Any capitalized terms used in Schedule A attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement and if not defined in this Agreement, the Notes.

(c) The term “dollars” and character “$” shall mean United States dollars.

(d) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e) The word “including” shall mean including, without limitation, and the words “include” and “includes” shall have corresponding meanings.

(f) “Laws” means any federal, state, local, foreign or transnational law, statute, ordinance, rule, regulation, order, judgment or decree, administrative order or decree, administrative or judicial decision, and any other executive or legislative proclamation.

(g) “Liens” means all liens, charges, security interests, options, claims, mortgages, pledges, proxies, voting trusts or other adverse interests or restrictions on title or transfer, other than, in the case of the Shares, (i) any of the foregoing arising out of the articles of association of the Company and (ii) any restrictions on transfer arising out of applicable securities Laws.

(h) “Person” shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity or organization.

(i) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(j) The Parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

7.8 Entire Agreement. This Agreement (including the Schedules hereto) contains the entire agreement among the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

7.9 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Company and the Noteholders, or their respective successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

7.10 Extension; Amendment; Waiver. At any time prior to the Closing Date, the Parties (in the case of the Noteholders, acting jointly) may extend the time for performance of any of the obligations or other acts of the other Parties. Neither this Agreement nor any provision hereof may be amended or waived other than by a written instrument (including a writing evidenced by e-mail) signed, in the case of an amendment, by all of the Parties hereto, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

7.11 Time of Essence. Each of the Parties hereto hereby agrees that, with regard to all dates and time periods set forth in this Agreement, time is of the essence.

7.12 Assignment. No Party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other Parties hereto.

7.13 Expenses. Whether or not the Transactions are consummated, all costs and expenses incurred in connection with this Agreement and the Transactions shall be borne by the Party incurring such expenses.

7.14 Governing Law. This Agreement shall be governed by the Laws of the State of New York.

7.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.15.

7.16 Consent to Jurisdiction. The Parties hereby submit to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan in New York City for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Agreement.

7.17 Notices. All notices, demands or other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the Party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile (with receipt of confirmation of delivery) or delivered via e-mail, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

Spotify Technology S.A.

42-44 Avenue de la Gare

L-1610 Luxembourg

Attention: General Counsel

Email:

With a copy to (which shall not constitute notice):

Spotify AB

Birger Jarlsgatan 61, 4TR, 113 56

Stockholm, Sweden

Attention: General Counsel

and

Latham & Watkins LLP

885 Third Avenue

New York, New York 10022

Attn: Greg Rodgers

Fax: (212) 751-4864

Email:

The Noteholders:

To the address or addresses set forth

on such Noteholder’s applicable Schedule A

Any such notification shall be deemed delivered (i) upon receipt, if delivered personally, (ii) on the next business day, if sent by national courier service for next business day delivery or (iii) the business day on which confirmation of delivery is received, if sent by facsimile or via e-mail.

7.18 No Construction Against Draftsperson. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

7.19 Releases. Each Noteholder releases and discharges the Company and its affiliates, and each of their respective directors, officers, employees, agents and controlling persons, from any and all claims such Noteholder may have, now or in the future, arising out of or related to the Exchanged Notes exchanged pursuant to this Agreement, except (i) in the event of a breach of the representation and warranties set forth in Sections 2 and 3 of this Agreement, and (ii) with respect to Sections 7.1, 7.2, 7.22, and 7.23.

7.20 Purchase Agreement. Each Noteholder agrees not to agree to any waiver or amendment to the Purchase Agreement without the prior written consent of the Company.

7.21 Specific Performance. The Parties recognize, acknowledge and agree that the breach or violation of this Agreement by a Party would cause irreparable damage to the other Party or Parties and that none of the Parties has an adequate remedy at Law. Each Party shall therefore be entitled, in addition to any other remedies that may be available, to obtain specific performance of the terms of this Agreement, and appropriate injunctive relief may be applied for and granted in connection therewith. A Party seeking an order or injunction to prevent breaches of this Agreement or to enforce specifically the terms and provisions hereof shall not be required to provide, furnish or post any bond or other security in connection with or as a condition to obtaining any such order or injunction, and each Party hereby irrevocably waives any right it may have to require the provision, furnishing or posting of any such bond or other security. If any action is brought by any Party to enforce this Agreement, the other Parties shall waive the defense that there is an adequate remedy at Law.

7.22 Confidentiality. The Parties agree that the terms of this Agreement may not be disclosed or referred to publicly or to any third party, except (i) in accordance with the prior written consent of the other Parties (which shall not be unreasonably withheld or delayed); (ii) as such disclosure may be required law, court order, order of any administrative agency or regulation; (iii) to such Party’s outside law firms, accounting firms and other agents; and (iv) in communications with other holders of the Notes.

7.23 Rescission. The Parties agree to treat the Unwind described in Section 7.1 hereof, if relevant, as a rescission of the Transactions for U.S. federal income tax purposes.

(Signatures on next page)

IN WITNESS WHEREOF, the Parties hereto have executed this Exchange Agreement as of the date first written above.

SPOTIFY TECHNOLOGY S.A.

/s/ Peter Grandelius
Name: Peter Grandelius
Title: Associate General Counsel

[Signature Page – Exchange Agreement]

TPG Growth III Spectre, L.P.

By: TPG Growth III Cayman AIV GenPar, L.P.
its general partner

By: TPG Growth III Cayman AIV GenPar Advisors, Inc.
its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

TPG Growth Spectre Co-Invest, L.P.

By: TPG Growth III Advisors, Inc.
its general partner

By:	/s/ Michael LaGatta
Name: Michael LaGatta
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

TOP III Spectre, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

TPG Opportunities Partners Fund III Ltd.

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

TAO Spectre, LLC

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

TAO Cayman Ltd.

By:	/s/ Joshua Peck
Name: Joshua Peck
Title: Vice President

SIGNATURE PAGE TO EXCHANGE AGREEMENT

DF Dalmatian Holdings, LP

By: Dalmatian DF GP, LLC, its General Partner

By: Dragoneer Global GP II, LLC, its Managing Member

By:	/s/ Pat Robertson
Name: Pat Robertson
Title: Chief Operating Officer

SIGNATURE PAGE TO EXCHANGE AGREEMENT

NOTEHOLDERS:

VULCAN CAPITAL GROWTH EQUITY LLC

By: Vulcan Capital Growth Equity Management LLC, its Manager

By: Cougar Investment Holdings LLC, its Managing Member

By:	/s/ David Stewart
Name: David Stewart
Title:

NOTEHOLDERS:

FOLKSAM ÖMSESIDIG LIVFÖRSÄKRING PORTFOLIO LIV 1

By:	/s/ Michael Kjeller
Name: Michael Kjeller
Title: CIO

By:	/s/ Birgitta Stenmark
Name: Birgitta Stenmark
Title: Head of Alternative Investments

NOTEHOLDERS:

FOLKSAM ÖMSESIDIG LIVFÖRSÄKRING PORTFOLIO LIV 2

By:	/s/ Michael Kjeller
Name: Michael Kjeller
Title: CIO

By:	/s/ Birgitta Stenmark
Name: Birgitta Stenmark
Title: Head of Alternative Investments

NOTEHOLDERS:

FOLKSAM ÖMSESIDIG SAKFÖRSÄKRING

By:	/s/ Michael Kjeller
Name: Michael Kjeller
Title: CIO

By:	/s/ Birgitta Stenmark
Name: Birgitta Stenmark
Title: Head of Alternative Investments

NOTEHOLDERS:

By: Reuben Brothers Limited

/s/ Alexander Bushaev

By: Reuben Brothers Limited
Name: Alexander Bushaev
Title: Director

NOTEHOLDERS:

KEY PARTNERS CAPITAL INVESTMENT 1 GMBH & CO. KG

By: represented by Key Partners Capital Advisors GmbH

By:	/s/ Inga Schwarting

Name: Inga Schwarting
Title: Managing Director

NOTEHOLDERS:

By:	/s/ Olof Kajerdt

SEB-STIFTELSEN, SKANDINAVISKA ENSKILDA BANKENS PENSIONSSTIFTELSE

Name: Olof Kajerdt
Title: Legal counsel/Secretary

NOTEHOLDERS:

UGGLASSET HANDELSBOLAG

By:	/s/ Jonas Ragnarsson

Name: Jonas Ragnarsson
Title: Procuration Holder

NOTEHOLDERS:

FID FDS-ESC POOL THREE (F/ESC)
FID FDS-US CORE (F/USE)
FID FDS-GLOBAL TECHNOLOGY (F/TEC)
FID FOCUS TECHNOLOGY FUND (FCT)
FID FDS-GLOBAL INCOME (F/GLIN)
FID FDS-GLOBAL HIGH YIELD (F/GLHY)
FID FDS-EURO ENHANCED RTN (F/EER)
FIDELITY FUNDS - NORDIC (F/NFK)

By: FIL Investments International, as agent

By:	/s/ Greg Bennett

Name: GREG BENNETT
Title: AUTHORISED SIGNATORY

FID SPECIAL VALUES (SVALS)
PE MM STONE (EMGC)
EPA MM CORE (EPAFA)
FID RENAISSANCE US CR EQ (RNSUC)
IXA MM CORE (IXAFA)
FID SPECIAL SITUATIONS FD (SPSIT)
FIDELITY GLB SPEC SITS FD (GSPS)
FID GLOBAL HIGH YIELD FD (GHYD)

By: FIL Investment Services (UK) Limited, as agent

By:	/s/ Greg Bennett

Name: GREG BENNETT
Title: AUTHORISED SIGNATORY

FIDEURAM IFSICAV (FIDIN)
FIDEURAM MIF (FIDMI)

By: FIL Pensions Management, as agent

By:	/s/ Greg Bennett

Name: GREG BENNETT
Title: AUTHORISED SIGNATORY

RIVERS CROSS TRUST

By:	/s/ Barry McCarthy

Name: Barry McCarthy
Title: Trustee

[Signature Page to Exchange Agreement]

SCHEDULE A

Noteholder:

Jurisdiction of Organization:

(1)	Original Principal Amount of Notes Held:

(2)	Accrued Interest on the Notes to the most recent PIK Interest Payment Due Date (October 1, 2017):

(3)	Outstanding Principal Balance of Notes Held:

(4)	Accrued Interest on and after the most recent PIK Interest Payment Due Date (October 1, 2017) up to and excluding the Closing Date:

(5)	Note Obligations Amount Held:

(6)	Number of Exchange Shares to be Issued:

Address of Noteholder for Notices: